UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

cbdMD, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8845 Red Oak Blvd.
Charlotte, NC 28217
(704)445-3060
(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective February 1, 2024 (the “Closing Date”), cbdMD, Inc. (the “Company”) entered into a Securities Purchase Agreement dated January 30, 2024 (the “Purchase Agreement”) with five institutional investors (the “Investors”) whereby the Investors advanced the Company an aggregate of $1,250,000 gross proceeds and the Company issued each Investor an Senior Secured Original Issue Discount Convertible Promissory Note, in the aggregate principal amount of $1,541,666 (the “Notes”). The Company intends to use the proceeds from the issuance of the Notes for working capital and general corporate purposes.

Each Note bears interest of 8% per annum and matures on July 30, 2025. The Note is convertible into shares of common stock at any time following the date of issuance at the Investor’s option at an initial conversion price of $0.684 per share (the “Conversion Price”), subject to certain adjustments. If 30 calendar days, 60 calendar days, 90 calendar days, 120 calendar days, or 180 calendar days after the effective date of the Registration Statement (as defined below) (the “Adjustment Dates”), the Conversion Price then in effect is higher than the Market Conversion Price then in effect on the Adjustment Date, the Conversion Price shall automatically decrease to the Market Conversion Price (as defined under the Note). The Conversion Price is subject to a $0.30 floor price.

Furthermore, at any time after the issuance of the Note, the Company may, after written notice to the Investor, prepay any portion or all outstanding Principal Amount by paying an amount equal to 125% of the Principal Amount then being prepaid (representing a 25% prepayment premium payable to the Investor which shall not constitute a principal repayment); provided that a Registration Statement registering all of the Conversion Shares issuable under the Note shall have been declared effective. If the Company elects to prepay the Note, the Investor shall have the right, upon written notice to the Company within five Trading Days of the Investor’s receipt of a Prepayment Notice, to convert up to 100% of the Prepayment Amount at the Conversion Price, upon the terms provided in the Note.

Upon the occurrence of any Event of Default (as defined in the Note), the Interest rate shall automatically be increased to the lesser of 22% per annum or the highest amount permitted by law. In the event that such Event of Default is subsequently cured (and no other Event of Default then exists), the adjustment shall cease to be effective as of the day immediately following the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of such cure of such Event of Default.

In addition, upon the occurrence of Event of Default, which has not been cured within any applicable cure period, the Company shall be obligated to pay to the Investor the Mandatory Default Amount, which Mandatory Default Amount shall be payable to the Investor on the date the Event of Default giving rise thereto occurs. In the event the Note shall be converted following the occurrence of an Event of Default, the Investor shall have the option to convert the Mandatory Default Amount, upon the terms provided in the Note.

The Note provides that the Investor will not have the right to convert any portion of the Note, if, together with its affiliates, and any other party whose holdings would be aggregated with those of the Investor for purposes of Section 13(d) or Section 16 of the Securities of 1934, as amended, would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”); provided, however, that the Beneficial Ownership Limitation shall be increased to 9.99% on the 61th day upon receipt of a written notice by the Investor delivered to the Company, and provided further, in no event shall the Beneficial Ownership Limitation exceed 9.99%. Furthermore, the Investors shall not have the right to receive upon conversion of the Notes any shares of common stock in excess of 19.9% of the Company’s currently issued and outstanding common stock, if the issuance of such shares of would exceed the aggregate number of shares of common stock which the Company may issue upon conversion the Notes without breaching the Company’s obligations under the rules of the NYSE American. Under the terms of the Purchase Agreement the Company shall file a proxy statement within 30 days of the date of the Purchase Agreement and hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date, but in no event later than 90 calendar days after the date of the Purchase Agreement, for the purpose of obtaining shareholder approval of the issuance of the excess shares of common stock.

The Notes are secured by a first priority security interest as evidenced by and to the extent set forth in that certain Security Agreement dated as of the Closing Date, by and between the Company and the Investors.

The Purchase Agreement also contains customary representations and warranties of the Company and the Investors, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

In addition, pursuant to the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors pursuant to which the Conversion Shares issuable to the Investor, subject to certain conditions, are entitled to registration under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Registration Rights Agreement, the Company is required to, within 10 Trading Days following the Closing Date, file a registration statement to register the Conversion Shares and to cause such registration statement to be effective within 60 days following the Closing Date, covering the resale by the Investors of the Conversion Shares.

The foregoing description of the terms of the Notes, the Purchase Agreement, the Security Agreement, the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and are qualified in its entirety by reference to the form of Note, the form of Purchase Agreement, the form of Security Agreement, and the form of Registration Rights Agreement, a copy of which is filed or incorporated by reference as Exhibits 4.1, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of the Investors in the Purchase Agreement, the sale of the Notes were made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws. None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
4.1	Convertible Promissory Note dated January 30, 2024
10.1	Securities Purchase Agreement, dated as of January 30, 2024, by and between cbdMD, Inc. and the Investors*
10.2	Security Agreement, dated as of January 30, 2024, by and between cbdMD, Inc. and the Investor*
10.3	Registration Rights Agreement, dated January 30, 2024, by and between cbdMD, Inc. and the Investor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain exhibits and schedules have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: February 2, 2024	By:	/s/ T. Ronan Kennedy
Name: T. Ronan Kennedy
Title: Chief Financial Officer

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